EXHIBIT 10.4

Recording Requested By and

When Recorded Mail To:

GE Life and Annuity Assurance Company

707 East Main Street

Suite 1300-A

Richmond, Virginia 23219-3310

Attention: Mr. Peter Smith

GELAAC Loan No. 3982

LOAN ASSUMPTION AGREEMENT

THIS AGREEMENT is dated this 1st day of August, 2005, and is made by GE LIFE AND ANNUITY ASSURANCE COMPANY, a Virginia corporation (“Lender”); K-5 ASSOCIATES, LLC, a North Carolina limited liability company (“Borrower”); ROBERT S. KADIS and HAROLD L. KADIS (“Guarantors”); and A4 REALTY, LLC, a North Carolina limited liability company (“Purchaser”).

RECITALS

A. Loan Documents. On or about October 25, 2000, Lender made a loan (“Loan”) to Borrower in the principal sum of Four Million Four Hundred Thousand and No/100 Dollars ($4,400,000.00) evidenced by the following (together with this Agreement, the “Loan Documents”):

1.	Promissory Note dated October 25, 2000 (“Note”) in the Loan amount.

2.	Deed of Trust, Assignment of Rents and Leases and Security Agreement dated October 25, 2000, recorded with the Wake County Register of Deeds on October 25, 2000, in Book 008715, Page 01964, and re-recorded on November 9, 2000, in Book 8729, Page 2323.

3.	Assignment of Rents and Leases (the “Assignment”) dated October 25, 2000, recorded with the Wake County Register of Deeds on October 25, 2000, in Book 008715, Page 01998, and re-recorded on November 9, 2000, in Book 008729, Page 2359.

4.	UCC Financing Statement filed with the North Carolina Secretary of State under Document No. 00-007582.

5.	Unconditional Guaranty (the “Guaranty”) dated October 25, 2000, executed by Guarantors.

6.	An Indemnity regarding environmental matters dated October 25, 2000.

B. Permitted Transfer. Paragraph 4.1 of the Deed of Trust prohibits the transfer of the Property without the prior written consent of Lender.

C. Request for Consent to Transfer. Borrower has asked Lender to consent to the transfer of the Property to Purchaser and Purchaser’s assumption of the Loan pursuant to provision 4.2 of the Deed of Trust. Lender is willing to do so upon the terms below.

THEREFORE, the parties agree as follows:

1. Purchaser’s Acknowledgement of Loan Documents. Purchaser acknowledges that it is fully familiar with the terms of the Loan Documents and that they express the entire understanding of the parties regarding the Loan.

2. Purchaser’s Assumption of Loan Obligations. Purchaser assumes and agrees to perform all of Borrower’s obligations under the Loan Documents. However, Purchaser shall be personally liable on the Note only to the extent that Borrower has been liable; that is, the extent of the personal liability of Purchaser shall at all times be the same as if Purchaser had been the original maker of the Note without the release referred to in the following paragraph 3.

3. Borrower’s and Guarantors’ Liability. Borrower and Guarantors are hereby relieved of personal liability for acts or occurrences arising out of matters occurring after the date hereof, and, as to matters where the time when such act or occurrence took place is in dispute, the Borrower and Guarantors shall have the burden of proof that such act or occurrence took place subsequent to the date hereof.

4. Liability of Borrower and Purchaser. Purchaser and Borrower shall be jointly and severally liable under the Note and all other Loan Documents to the extent provided therein but subject to the terms and limitations in this Agreement.

5. Loan Modification. The Loan is modified as provided herein, and the Deed of Trust is further modified as follows:

Trustor Name(s); Matters Affecting Financing Statement Filings. At the request of Beneficiary, Trustor shall execute a certificate in form satisfactory to Beneficiary listing the trade-names or fictitious business names under which Trustor intends to operate the Property or any business located thereon and representing and warranting that Trustor does business under no other trade names or fictitious business names with respect to the Property. Trustor will not change any of the following without notifying the Beneficiary of such change in writing at least thirty (30) days prior to the effective date of such change and without first obtaining the prior written consent of the Beneficiary:

(a)	Trustor’s name or identity (including its trade name or names);

(b)	if Trustor is an individual, Trustor’s principal residence;

(c)	if Trustor is an organization, Trustor’s corporate, partnership or other structure;

(d)	if Trustor is an organization, Trustor’s jurisdiction of organization (i.e., the jurisdiction [State] under whose law the Trustor is organized); or

(e)	if Trustor is an organization, Trustor’s place of business (if Trustor has only one place of business) or Trustor’s chief executive office (if Trustor has more than one place of business);

Upon any change in the matters referred to above (if permitted hereunder), Trustor will, upon request of Beneficiary, execute any financing statement amendments, additional financing statements and other documents required by Beneficiary to reflect such change.

This Deed of Trust shall be effective as a Financing Statement filed as a fixture filing with respect to all goods which are or are to become fixtures related to the Property. The information below is provided in connection with the filing of this instrument as a Financing Statement, and the Trustor hereby represents and warrants it to be true and correct as of the date of this instrument:

The name and address of the record owner of the real estate described in this instrument is:

A4 Realty, LLC, a North Carolina limited liability company

5501 Dillard Drive

Cary, North Carolina 27511

Attention: Ms. Cindy Pittman

(b)	the name, mailing address and, if Debtor is not an individual, type of organization, jurisdiction or organization and organizational number (if any) of the Debtor is:

A4 Realty, LLC, a North Carolina limited liability company

5501 Dillard Drive

Cary, North Carolina 27511

Attention: Ms. Cindy Pittman

Organizational Number: NC-787453

(c)	The name and address of the Secured Party is:

GE Life and Annuity Assurance Company, a Virginia corporation

707 East Main Street

Suite 1300-A

Richmond, Virginia 23219-3310

Trustor specifically authorizes Beneficiary to file such Uniform Commercial Code Financing Statements before, on or after the date hereof, and to file such amendments and continuation statements, all as Beneficiary determines necessary or desirable from time to time to perfect or continue the lien of Lender’s security interest in the Property.

6. Consent to Conveyance.

(a)	Lender consents to Borrower’s transfer of the Property to Purchaser and agrees that the transfer will not constitute a default under the Deed of Trust.

(b)	Borrower and Purchaser agree that Lender’s consent to transfer of the Property does not constitute a waiver of the provisions of paragraph 4.1 of the Deed of Trust and that, upon closing of the transfer of the Property to Purchaser, all further sales, conveyances, encumbrances and transfers of the Property will be subject to paragraph 4.1 of the Deed of Trust. No subsequent transfer shall be permitted pursuant to paragraph 4.2 of the Deed of Trust, and said paragraph 4.2 is hereby deleted from Article 4. of the Deed of Trust and from the corresponding restatement of the same in the Note.

7. Assumption Fee, Lender’s Expenses. An Assumption Fee in the amount of Thirty-Five Thousand Three Hundred Eighteen and 85/100 Dollars ($35,318.85) must be paid to the Lender in consideration of Lender’s consent to transfer of the Property to Purchaser, and the Lender must also be paid a Loan Event Fee in the amount of Three Thousand Five Hundred and No/100 Dollars ($3,500.00) and all of Lender’s legal and administrative expenses in connection with this transfer and Agreement as a condition to such Agreement.

8. Notice to Purchaser. Purchaser requests that all notices under the Loan Documents be given to the address indicated above in this Agreement.

9. Attorneys’ Fees. If any suit or action is brought by Lender to enforce or interpret the terms of this Agreement, the Transferee shall pay the Lender’s costs and expenses, including reasonable attorneys’ fees, incurred in such suit or action. Such fees shall include, without limitation, attorneys’ fees incurred at or in preparation for any trial, appeal or review or in any bankruptcy proceeding.

10. Conditions. This Agreement is effective only when all of the following conditions are satisfied:

(a)	A deed conveying to Purchaser fee title to the Property has been recorded in the land records of Wake County, North Carolina.

(b)	This Agreement has been duly executed by all parties in the manner indicated and has been recorded in the land records of Wake County, North Carolina.

(c)	UCC Amendment Statements naming Purchaser as debtor and in a form reasonably acceptable to Lender have been filed with the Secretary of State of North Carolina.

(d)	Purchaser and its sole member have executed and delivered to the Lender an Environmental Indemnity with respect to environmental matters acceptable to Lender, in addition to that previously executed by the Borrower and Guarantors.

(e)	Purchaser’s sole member has executed and delivered to the Lender an Unconditional Guaranty of the Loan.

(f)	Borrower or Purchaser has paid all of Lender’s expenses and fees arising out of this transfer and Agreement, including the Assumption Fee, Loan Event Fee, and title, title endorsement, recording, attorney’s fees, and other out-of-pocket costs.

11. Guaranty and Environmental Indemnity. By their signatures, the Guarantors agree that the Guaranty and Environmental Indemnity are modified to reflect the foregoing terms, that the Guaranty and Environmental Indemnity remain in effect, and that this Agreement does not impair the validity of the Guaranty or Indemnity or Guarantors’ liability under the Guaranty or Indemnity except as referred to in this Agreement.

12. Miscellaneous.

(a)	The principal amount due on the Loan as of July 1, 2005, after application of the payment due on that date was Three Million Five Hundred Thirty-One Thousand Eight Hundred Eighty-Four and 60/100 Dollars ($3,531,884.60).

(b)	Borrower represents and warrants to Lender that it has no defenses or claims of offset to payment of the Loan or enforcement of the Loan Documents or any other defenses or offsets with respect of Lender’s lending of funds to Borrower. As further consideration for this Agreement, Borrower and Purchaser release Lender from any and all liability, known or unknown, arising out of any act or circumstance to date with respect to the Loan or any collateral for repayment of the Loan.

(c)	Each person included within Borrower and Purchaser warrants to Lender that it has full right, power and authority to enter into this Agreement and to perform all its obligations, and that all information and materials submitted to Lender in connection with the request for this modification contain no material misstatement or misrepresentation nor omit to state any material fact or circumstance.

(d)	This document constitutes the entire agreement among the parties with respect to the assumption of the Loan and shall not be amended, modified or terminated except by a writing signed by the party to be charged therewith.

(e)	Except as provided in this Agreement, the terms of the Loan Documents remain in full effect and are ratified. This Agreement is not intended to and shall not be construed to impair the validity, priority or enforceability of the Deed of Trust or the other Loan Documents.

(f)	This Agreement is binding upon and shall inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

(g)	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

(h)	This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

DATED the day and year first above written.

“BORROWER”

K-5 ASSOCIATES, LLC, a North Carolina limited liability company

By:	/s/ Harold L. Kadis
HAROLD L. KADIS
Its:	Manager

NORTH CAROLINA,                                          COUNTY.

I, a Notary Public of the County and State aforesaid, certify that Harold L. Kadis, personally came before me this day and acknowledged that he is a member of K-5 Associates, LLC, a North Carolina limited liability company, and that by authority duly given and as the act of the limited liability company, the foregoing instrument was signed in its name by its member, as an act of, and for and on behalf of, said limited liability company. Witness my hand and official stamp or seal, this              day of                     , 2005.

My commission expires:
Notary Public

“PURCHASER”

A4 REALTY, LLC, a North Carolina limited liability company

By:	/s/ Cindy Pittman
CINDY PITTMAN
Its:	Manager

NORTH	CAROLINA, COUNTY.

I, a Notary Public of the County and State aforesaid, certify that Cindy Pittman, personally came before me this day and acknowledged that she is the Manager of A4 Realty, LLC, a North Carolina limited liability company, and that by authority duly given and as the act of the limited liability company, the foregoing instrument was signed in its name by its Manager, as an act of, and for and on behalf of, said limited liability company. Witness my hand and official stamp or seal, this              day of                     , 2005.

My commission expires:
Notary Public

“LENDER”

ATTEST:	GE LIFE AND ANNUITY ASSURANCE COMPANY, a Virginia corporation

Secretary	By:	/s/ [Illegible]

	Its:	Investment Officer

                                         ,                                          COUNTY

I, a Notary Public of the County and State aforesaid, certify that                              personally came before me this day and acknowledged that (s)he is an Investment Officer of GE Life and Annuity Assurance Company, a Virginia corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by                              as its investment officer, sealed with its corporate seal and attested by its                              Secretary as an act of, and for and on behalf of, said corporation. Witness my hand and official stamp or seal, this              day of                     , 2005.

My commission expires:
Notary Public

“GUARANTORS”

/s/ Robert S. Kadis	(SEAL)
ROBERT S. KADIS

/s/ Harold L. Kadis	(SEAL)
HAROLD L. KADIS

NORTH	CAROLINA, COUNTY.

I, a Notary Public, do hereby certify that Robert S. Kadis personally appeared before me this day and acknowledged the due execution of the foregoing instrument. Witness my hand and official stamp or seal, this              day of                     , 2005.

My commission expires:
Notary Public

NORTH	CAROLINA, COUNTY.

I, a Notary Public, do hereby certify that Harold L. Kadis personally appeared before me this day and acknowledged the due execution of the foregoing instrument. Witness my hand and official stamp or seal, this              day of                     , 2005.

My commission expires:
Notary Public

THIS DOCUMENT DRAFTED BY:

Duane L. Paulson

BEST & FLANAGAN LLP

225 South Sixth Street

Suite 4000

Minneapolis, Minnesota 55402

(612) 349-5695

EXHIBIT A

TO

LOAN ASSUMPTION {AND MODIFICATION} AGREEMENT

LEGAL DESCRIPTION

The Property which is subject of this Agreement is situated in the County of Wake, State of North Carolina, and is legally described as follows:

Being all of that certain tract of land containing 5.562+/- acres designated as Lot 8R shown on plat of survey entitled “Recombination Map/CROSSROADS II”, prepared by Murphy Hobson Sacks, dated October, 1995, and recorded in Book of Maps 1995, Page 1742, in the Wake County, North Carolina, Public Registry, reference to which is hereby made for a more particular description, said real property located in Swift Creek Township, Wake County, North Carolina.

TOGETHER WITH appurtenant easement rights contained in Restrictive Covenants recorded in Book 3742, Page 196, Wake County Registry.